UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                              DECEMBER 11, 1997

                            AMCORE FINANCIAL, INC.
            (Exact name of Registrant as specified in its charter)



                        Commission File Number 0-13393



                    NEVADA                       36-3183870
       (State or other jurisdiction of        (I.R.S. Employer
        incorporation or organization)      Identification Number)


                501 Seventh Street, Rockford, Illinois  61104
                                (815) 968-2241


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ITEM 5.     OTHER EVENTS

     On December 11, 1997, AMCORE Financial, Inc. (AMCORE) announced that its Board of Directors authorized the repurchase of up to 270,000 shares of its common stock. The repurchased shares are intended to be issued for the specific purpose of acquiring Investors Management Group, LTD (IMG). The repurchase of shares of common stock will be accomplished, depending upon market conditions, through open market or privately negotiated transactions.

     A definitive agreement was signed September 30, 1997 to combine asset management operations with IMG. This acquisition is anticipated to close mid-February, 1998 and will be accounted for as a purchase.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

          (c)     Exhibits

               99.1          Press Release dated December 11, 1997












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

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                         AMCORE FINANCIAL, INC.



                         By:     /s/ John R. Hecht
                                ---------------------------
                         Name:       John R. Hecht
                         Title:      Executive Vice President &
                                     Chief Financial Officer



Date:     December 18, 1997






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